UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement.

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐ Definitive Proxy Statement.
☑ Definitive Additional Materials.
☐ Soliciting Material Pursuant to § 240.14a-12.

AutoNation, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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. NNNNNNNNNNNNNNNNNNNNNNNNNNN C123456789000004 000000000.000000 ext 000000000.000000 ext NNNNNNNNN 000000000.000000 ext 000000000.000000 extMR A SAMPLEDESIGNATION (IF ANY) 000000000.000000 ext 000000000.000000 extADD 1 Electronic Voting InstructionsADD 2ADD 3 You can vote by Internet or telephone! ADD 4 Available 24 hours a day, 7 days a week!ADD 5 Instead of mailing your proxy, you may choose one of the two voting ADD 6 methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on May 6, 2009.Vote by Internet• Log on to the Internet and go to www.envisionreports.com/an• Follow the steps outlined on the secured website.Vote by telephone• Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.Using a black ink pen, mark your votes with an X as shown in X • Follow the instructions provided by the recorded message. this example. Please do not write outside the designated areas.Annual Meeting Proxy Card 123456 C0123456789 123453 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3A Proposals — The Board of Directors recommends a vote FOR all the nominees listed below.1. Election of Directors: 01 — Mike Jackson 02 — Rick L. Burdick 03 — William C. Crowley 04 — David B. Edelson 05 — Kim C. Goodman06 — Robert R. Grusky 07 — Michael E. Maroone 08 — Carlos A. Migoya +Mark here to vote FOR all nominees For All EXCEPT — To withhold a vote for one or more nominees, mark the box to the left and the 01 02 03 04 05 06 07 08 corresponding numbered box(es) to the right.Mark here to WITHHOLD vote from all nomineesThe Board of Directors recommends a vote FOR Proposal 2. The Board of Directors recommends a vote AGAINST Proposals 3 and 4.For Against Abstain For Against Abstain2. Ratification of the selection of KPMG LLP as the Company’s 3. Adoption of stockholder proposal regarding special meetings. independent registered public accounting firm for 2009.4. Adoption of stockholder proposal regarding an independent Board chairman.B Non-Voting ItemsChange of Address — Please print new address below.C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDNNNNNNN1 U P X 0 2 1 2 9 6 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +<STOCK#> 010QBB

2009 Annual Meeting of AutoNation, Inc. Stockholders Wednesday, May 6, 2009, 9:00 A.M. Eastern Time AutoNation Tower 110 S.E. 6th Street Fort Lauderdale, Florida 33301 Upon arrival, please present this admission ticket and photo identification at the registration desk.3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3Proxy — AutoNation, Inc.This proxy is solicited on behalf of the Board of DirectorsMike Jackson and Jonathan P. Ferrando, each with power of substitution, are hereby authorized to vote all shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of AutoNation, Inc. to be held on May 6, 2009, or any postponements or adjournments thereof, as indicated on the reverse side.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR, FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009, AGAINST THE ADOPTION OF THE STOCKHOLDER PROPOSAL REGARDING SPECIAL MEETINGS, AND AGAINST THE ADOPTION OF THE STOCKHOLDER PROPOSAL REGARDING AN INDEPENDENT BOARD CHAIRMAN. As to any other matter, the proxy holders shall vote as recommended by our Board of Directors or, if no recommendation is given, in their own discretion.The undersigned hereby acknowledges receipt of the Proxy Statement and the Annual Report for the fiscal year ended December 31, 2008 furnished herewith.PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED POSTAGE-PAID ENVELOPE.(Continued and to be signed on reverse side)